UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 13, 2025

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6363 Main Street

Williamsville, New York 14221

(Address of principal executive offices, including zip code)

(716) 857-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	NFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of National Fuel Gas Company was held on March 13, 2025. At the Annual Meeting, the stockholders elected David H. Anderson, David P. Bauer, Barbara M. Baumann, David C. Carroll, Steven C. Finch, Joseph N. Jaggers, Rebecca Ranich, Jeffrey W. Shaw, Thomas E. Skains, David F. Smith and Ronald J. Tanski as directors for one-year terms. The stockholders also approved named executive officer compensation in a non-binding advisory vote, and ratified the appointment of an independent registered public accounting firm for fiscal 2025.

The votes with respect to the directors were as follows:

	For	Percentage of Votes Cast For	Withheld	Broker Non-Votes
David H. Anderson	70,560,433	98.6%	1,032,766	8,906,424
David P. Bauer	70,748,428	98.8%	844,771	8,906,424
Barabara M. Baumann	70,970,480	99.1%	622,719	8,906,424
David C. Carroll	67,092,896	93.7%	4,500,303	8,906,424
Steven C. Finch	68,779,586	96.1%	2,813,613	8,906,424
Joseph N. Jaggers	69,790,998	97.5%	1,802,201	8,906,424
Rebecca Ranich	67,794,628	94.7%	3,798,571	8,906,424
Jeffrey W. Shaw	68,088,166	95.1%	3,505,033	8,906,424
Thomas E. Skains	68,583,236	95.8%	3,009,963	8,906,424
David F. Smith	70,226,243	98.1%	1,366,956	8,906,424
Ronald J. Tanski	70,617,456	98.6%	975,743	8,906,424

The advisory vote with respect to approval of named executive officer compensation was as follows: For, 62,365,584 (87.6% of the votes cast); Against, 8,806,211; Abstain, 421,404; Broker Non-Votes, 8,906,424.

The vote with respect to ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal 2025 was as follows: For, 78,301,162 (97.5% of the votes cast); Against, 1,993,072; Abstain, 205,389; Broker Non-Votes, 0.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

Dated: March 17, 2025	By:	/s/ Michael W. Reville
	Name:	Michael W. Reville
	Title:	General Counsel and Secretary